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                                                                   EXHIBIT 10.15





                                DEERE & COMPANY





                           1993 NONEMPLOYEE DIRECTOR
                              STOCK OWNERSHIP PLAN



                                      LOGO






                                                               FEBRUARY 24, 1993
                                                            AMENDED MAY 25, 1994
                                                       RESTATED FEBRUARY 1, 1996
                                                         AMENDED AUGUST 25, 1999

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ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

1.1     ESTABLISHMENT OF THE PLAN

Deere & Company, a Delaware corporation, hereby establishes an incentive compensation plan to be known as the "1993 Deere & Company Nonemployee Director Stock Ownership Plan" (the "Plan"), as set forth in this document. The Plan provides for the grant of Restricted Stock to Nonemployee Directors, subject to the terms and provisions set forth herein.

Upon approval by the Board of Directors of the Company, subject to ratification within six (6) months by an affirmative vote of a majority of Shares, the Plan shall become effective as of February 24, 1993 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein. Each amendment to the Plan shall become effective as of the date set forth in such amendment.

1.2     PURPOSE OF THE PLAN

The purpose of the Plan is to further the growth, development, and financial success of the Company by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable Nonemployee Directors by enabling them to participate in the Company's growth and by linking the personal interests of Nonemployee Directors to those of Company shareholders.

1.3     DURATION OF THE PLAN

The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 8 herein, until all Shares subject to it have been acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after February 28, 2002.

ARTICLE 2.  DEFINITIONS

2.1     DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below:

(a)      "Award" means a grant of Restricted Stock under the Plan.

(b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(c) "Board" or "Board of Directors" means the Board of Directors of the Company, and includes a committee of the Board of Directors designated by the Board to administer part or all of the Plan.

(d) "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

         (1) Any person as the term is defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) (but not including the Company, any subsidiary of the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or any person or entity organized or established by the Company in connection with or pursuant to any such benefit plan), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, PROVIDED, that there shall not be included among the securities as to which any person is a Beneficial Owner securities as to which the power to vote arises by virtue of proxies solicited by the management of the Company;

         (2) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof;


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         (3)      The shareholders of the Company approve: (A) a plan of
                  complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least eighty percent (80%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Company" means Deere & Company, a Delaware corporation, (including any and all subsidiaries), or any successor thereto as provided in Section
         9.7 herein.

(g) "Director" means any individual who is a member of the Board of Directors of the Company.

(h) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3).

(i) "Employee" means any full-time, nonunion, salaried employee of the Company.

(j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(k) "Fair Market Value" as it relates to common stock of the Company on any given date means (i) the mean of the high and low sales prices of the common stock of the Company as reported by the Composite Tape of the New York Stock Exchange (or, if not so reported, on any domestic stock exchanges on which the common stock is then listed); or (ii) if the Company's common stock is not listed on any domestic stock exchange, the mean of the high and low sales prices of the Company's common stock as reported by the Nasdaq Stock Market on such date or the last previous date reported (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; or (iii) if the common stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii) above using the reported sale prices or quotations on the last previous date on which so reported; or (iv) if none of the foregoing clauses applies, the fair value as determined in good faith by the Company's Board of Directors or the Committee.

(l) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company.

(m) "Restricted Stock" or "Restricted Share" means Shares granted to a Nonemployee Director pursuant to Article 6.

(n) "Shares" means the shares of common stock of the Company, $1.00 par value.

ARTICLE 3.  ADMINISTRATION

3.1     THE BOARD OF DIRECTORS

The Plan shall be administered by the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

3.2     ADMINISTRATION BY THE BOARD

The Board shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Board have the power to determine Plan eligibility, or to determine the amount, the price, or the timing of Awards to be made under the Plan (all such determinations are automatic pursuant to the provisions of the Plan). Any action taken by the Board with respect to the administration of the Plan which would result in any Nonemployee Director ceasing to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act shall be null and void.


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3.3     DECISIONS BINDING

All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Nonemployee
Directors, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

4.1     NUMBER OF SHARES

Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 90,000.

4.2     LAPSED AWARDS

If any Shares granted under this Plan terminate, expire, or lapse for any reason, such Shares again shall be available for grant under the Plan. However, in the event that prior to an Award's termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

4.3.    ADJUSTMENTS IN AUTHORIZED SHARES

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Board may make such adjustments to outstanding Awards to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment may cause the Plan to cease to be a formula plan within the meaning of Rule 16b-3 under the Exchange Act.

ARTICLE 5.  PARTICIPATION

5.1     PARTICIPATION

Persons participating in the Plan shall include, and be limited to, all Nonemployee Directors of the Company.


ARTICLE 6. RESTRICTED STOCK

6.1     ANNUAL AWARDS

An annual Award of Restricted Shares to each Nonemployee Director will be made automatically as of the date one week following the date of the annual meeting for the election of Directors in an amount equivalent to $60,000 based on the Fair Market Value of common stock of the Company. Although the period of service shall run from the date of the annual meeting, the grant date shall be one week following the annual meeting to permit the dissemination to the market of information coming out of such meeting. Restricted shares previously granted to the Nonemployee Director for the same period shall be deducted from such Award.

6.2     PARTIAL AWARDS

Upon the effective date of any amendment in the amount of any Award, each Nonemployee Director shall receive a partial Award calculated as if the Nonemployee Director were serving a partial term as provided in Section 6.3, below, provided that the Fair Market Value shall be determined as of the grant date one week following the effective date of the Award. Restricted shares previously granted to the Nonemployee Director for the same period shall be deducted from such Award.

6.3     PARTIAL TERMS

A Nonemployee Director who is elected by the Board to fill a vacancy between annual meetings shall automatically be granted a pro rata portion of the number of Restricted Shares awarded to Nonemployee Directors as of the date of the most recent annual meeting. Such prorated number of shares shall be determined by multiplying the number of Restricted Shares awarded as of the date of the most recent annual meeting by a fraction, the numerator of which is the number of days remaining until the date of the next annual meeting for the election of Directors, and the denominator of which is the number of days between such annual meetings.

6.4     CUSTODY AND TRANSFERABILITY

The Shares awarded to a Nonemployee Director may not be sold, pledged, assigned, transferred, gifted, or otherwise alienated or hypothecated until such time as the restrictions with respect to such Shares have lapsed as provided herein. At the time Restricted


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Shares are awarded to a Nonemployee Director, shares representing the appropriate number of Restricted Shares shall be registered in the name of the Nonemployee Director but shall be held by the Company in custody for the account of such person. As Restrictions lapse on Shares upon death, Disability or retirement as contemplated by Section 6.8, certificates therefor will be delivered to the Participant.

6.5     OTHER RESTRICTIONS

The Company may impose such other restrictions on any Shares granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions intended to achieve compliance with the Securities Act of 1933, as amended, with the requirements of any stock exchange upon which such Shares or Shares of the same class are then listed, and with any blue sky or securities laws applicable to such Shares. Shares delivered upon death, Disability or retirement as contemplated by Section 6.8 may bear such legends, if any, as the Board shall specify.

6.6     VOTING RIGHTS

Participants granted Restricted Stock hereunder shall have full voting rights on such Shares.

6.7     DIVIDEND RIGHTS

Participants granted Restricted Stock hereunder shall have full dividend rights, with such dividends being paid to Participants. If all or part of a dividend is paid in Shares, the Shares shall be held by the Company subject to the same restrictions as the Restricted Stock that is the basis for the dividend.

6.8     TERMINATION OF SERVICE FROM BOARD

The restrictions provided for in Sections 6.4 and 6.5 shall remain in effect until, and shall lapse only upon, the termination of a Nonemployee Director's service as a Director by reason of death, Disability, or retirement from the board, and the Shares shall thereafter be delivered to the Nonemployee Director or the decedent's beneficiary as designated pursuant to Section 9.3.

In the event the Nonemployee Director's service as a Director is terminated for any other reason, including, without limitation, any involuntary termination on account of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company, all Restricted Shares awarded to such Nonemployee Director prior to the date of termination shall be immediately forfeited and returned to the Company.

6.9     TAX WITHHOLDING

The Company shall have the right under this plan to collect cash from Nonemployee Directors in an amount necessary to satisfy any Federal, state or local withholding tax requirements. Any Nonemployee Director may elect to satisfy withholding, in whole or in part, by having the Company withhold shares of common stock having a value equal to the amount required to be withheld.

ARTICLE 7. CHANGE IN CONTROL

7.1     CHANGE IN CONTROL

Notwithstanding the provisions of Article 6 herein, in the event of a Change in Control, any and all restrictions on Restricted Shares shall lapse as of the date of the Change in Control, and the Company shall deliver new certificates for such Restricted Shares which do not contain the legend of restrictions required by Section 6.5.

ARTICLE 8.  AMENDMENT, MODIFICATION, AND TERMINATION

8.1     AMENDMENT, MODIFICATION AND TERMINATION

Subject to the terms set forth in this Section 8.1, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount, the price or the timing of Awards to Nonemployee Directors may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

Without such approval of the shareholders of the Company as may be required by the Code, by the rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto, no such termination, amendment or modification may:

(a) Materially increase the total number of Shares which may be available for grants of Awards


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         under the Plan, except as provided in Section 4.3 herein; or

(b) Materially modify the requirements with respect to eligibility to participate in the Plan; or

(c) Materially increase the benefits accruing to Nonemployee Directors under the Plan.

8.2     AWARDS PREVIOUSLY GRANTED

Unless required by law, no termination, amendment or modification of the Plan shall materially affect, in an adverse manner, any Award previously granted under the Plan, without the consent of the Nonemployee Director holding the Award.

ARTICLE 9. MISCELLANEOUS

9.1     GENDER AND NUMBER

Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

9.2     SEVERABILITY

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

9.3     BENEFICIARY DESIGNATION

Each Nonemployee Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Nonemployee Director, and will be effective only when filed by the Nonemployee Director in writing with the Board during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Nonemployee Director's death shall be paid to the Nonemployee Director's estate.

9.4     NO RIGHT OF NOMINATION

Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Nonemployee Director for reelection by the Company's shareholders.

9.5     SHARES AVAILABLE

The Shares made available pursuant to Awards under the Plan may be either authorized but unissued Shares, or Shares which have been or may be reacquired by the Company, as determined from time to time by the Board.

9.6     ADDITIONAL COMPENSATION

Shares granted under the Plan shall be in addition to any annual retainer, attendance fees, or other compensation payable to each Nonemployee Director as a result of his or her service on the Board.

9.7     SUCCESSORS

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

9.8     REQUIREMENTS OF LAW

The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

9.9     GOVERNING LAW

To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

9.10    SECURITIES LAW COMPLIANCE

With respect to any Nonemployee Directors subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board.


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